Exhibit 21

CAESARS ENTERTAINMENT CORPORATION

LIST OF SUBSIDIARIES

As of April 1, 2011

Name	Jurisdiction of Incorporation	Percentage of Ownership
Aster Insurance Ltd.	Bermuda	100%
Harrah’s BC, Inc.	Delaware	100%
Romulus Risk and Insurance Company, Inc.	Nevada	100%
HAC CMBS Manager, LLC	New Jersey	100%
Harrah’s Atlantic City Holding, Inc.	New Jersey	100%
Harrah’s Atlantic City Operating Company, LLC	New Jersey	100%
Harrah’s Atlantic City Mezz 9, LLC	Delaware	100%
Harrah’s Atlantic City Mezz 8, LLC	Delaware	100%
Harrah’s Atlantic City Mezz 7, LLC	Delaware	100%
Harrah’s Atlantic City Mezz 6, LLC	Delaware	100%
Harrah’s Atlantic City Mezz 5, LLC	Delaware	100%
Harrah’s Atlantic City Mezz 4, LLC	Delaware	100%
Harrah’s Atlantic City Mezz 3, LLC	Delaware	100%
Harrah’s Atlantic City Mezz 2, LLC	Delaware	100%
Harrah’s Atlantic City Mezz 1, LLC	Delaware	100%
Harrah’s Atlantic City Propco, LLC	Delaware	100%
Atlantic City Express Services, LLC[1]	New Jersey	33.33%
HLV CMBS Manager, LLC	Nevada	100%
Harrah’s Las Vegas, LLC	Nevada	100%
Harrah’s Las Vegas Mezz 9, LLC	Delaware	100%
Harrah’s Las Vegas Mezz 8, LLC	Delaware	100%
Harrah’s Las Vegas Mezz 7, LLC	Delaware	100%
Harrah’s Las Vegas Mezz 6, LLC	Delaware	100%
Harrah’s Las Vegas Mezz 5, LLC	Delaware	100%
Harrah’s Las Vegas Mezz 4, LLC	Delaware	100%
Harrah’s Las Vegas Mezz 3, LLC	Delaware	100%
Harrah’s Las Vegas Mezz 2, LLC	Delaware	100%
Harrah’s Las Vegas Mezz 1, LLC	Delaware	100%
Harrah’s Las Vegas Propco, LLC	Delaware	100%
HLV Land Co., LLC	Delaware	100%
Laughlin CMBS Manager, LLC	Nevada	100%
Harrah’s Laughlin, LLC	Nevada	100%
Harrah’s Laughlin Mezz 9, LLC	Delaware	100%
Harrah’s Laughlin Mezz 8, LLC	Delaware	100%
Harrah’s Laughlin Mezz 7, LLC	Delaware	100%
Harrah’s Laughlin Mezz 6, LLC	Delaware	100%
Harrah’s Laughlin Mezz 5, LLC	Delaware	100%
Harrah’s Laughlin Mezz 4, LLC	Delaware	100%
Harrah’s Laughlin Mezz 3, LLC	Delaware	100%
Harrah’s Laughlin Mezz 2, LLC	Delaware	100%
Harrah’s Laughlin Mezz 1, LLC	Delaware	100%
Harrah’s Laughlin Propco, LLC	Delaware	100%
Rio CMBS Manager, LLC	Nevada	100%
Rio Properties, LLC	Nevada	100%
Rio Mezz 9, LLC	Delaware	100%
Rio Mezz 8, LLC	Delaware	100%
Rio Mezz 7, LLC	Delaware	100%
Rio Mezz 6, LLC	Delaware	100%
Rio Mezz 5, LLC	Delaware	100%
Rio Mezz 4, LLC	Delaware	100%
Rio Mezz 3, LLC	Delaware	100%

Rio Mezz 2, LLC	Delaware	100%
Rio Mezz 1, LLC	Delaware	100%
Rio Propco, LLC	Delaware	100%
Rio Property Holding, LLC	Nevada	100%
Cinderlane, Inc.	Nevada	100%
Twain Avenue, Inc.	Nevada	100%

[1]	33.33% Boardwalk Regency Corporation; 33.33% Harrah’s Atlantic City Holding, Inc.; [33.33% non-affiliate]

Name	Jurisdiction of Incorporation	Percentage of Ownership
Flamingo CMBS Manager, LLC	Nevada	100%
Flamingo Las Vegas Holding, LLC	Nevada	100%
Flamingo Las Vegas Operating Company, LLC	Nevada	100%
MP Flamingo, LLC[2]	Nevada	50%
Flamingo Las Vegas Mezz 9, LLC	Delaware	100%
Flamingo Las Vegas Mezz 8, LLC	Delaware	100%
Flamingo Las Vegas Mezz 7 LLC	Delaware	100%
Flamingo Las Vegas Mezz 6, LLC	Delaware	100%
Flamingo Las Vegas Mezz 5, LLC	Delaware	100%
Flamingo Las Vegas Mezz 4 LLC	Delaware	100%
Flamingo Las Vegas Mezz 3, LLC	Delaware	100%
Flamingo Las Vegas Mezz 2, LLC	Delaware	100%
Flamingo Las Vegas Mezz 1, LLC	Delaware	100%
Flamingo Las Vegas Propco, LLC	Delaware	100%
FLV Land Co., LLC	Delaware	100%
Paris CMBS Manager, LLC	Nevada	100%
Paris Las Vegas Holding, LLC	Nevada	100%
Paris Las Vegas Operating Company, LLC	Nevada	100%
Paris Las Vegas Mezz 9, LLC	Delaware	100%
Paris Las Vegas Mezz 8, LLC	Delaware	100%
Paris Las Vegas Mezz 7, LLC	Delaware	100%
Paris Las Vegas Mezz 6, LLC	Delaware	100%
Paris Las Vegas Mezz 5, LLC	Delaware	100%
Paris Las Vegas Mezz 4, LLC	Delaware	100%
Paris Las Vegas Mezz 3, LLC	Delaware	100%
Paris Las Vegas Mezz 2, LLC	Delaware	100%
Paris Las Vegas Mezz 1, LLC	Delaware	100%
Paris Las Vegas Propco, LLC	Delaware	100%
London Clubs South Africa Limited	England/Wales	100%
Caesars Entertainment Operating Company, Inc.	Delaware	100%
HIE Holdings Topco, Inc.	Delaware	100%
HIE Holdings, Inc.[3]	Delaware	100%
Caesars Interactive Entertainment, Inc.[4]	Delaware	96.4%
Caesars Interactive Entertainment (Canada), Inc.	Canada	100%
Caesars Interactive Entertainment (UK), Ltd.	England/Wales	100%
190 Flamingo, LLC	Nevada	100%
AJP Parent, LLC	Delaware	100%
AJP Holdings, LLC	Delaware	100%
Durante Holdings, LLC	Nevada	100%
Caesars Massachusetts Acquisition Company, LLC	Delaware	100%
Caesars Massachusetts Development Company, LLC	Delaware	100%
Caesars Massachusetts Investment Company, LLC	Delaware	100%
Caesars Massachusetts Management Company, LLC	Delaware	100%
Caesars Ohio Acquisition, LLC	Delaware	100%
Caesars Ohio Investment, LLC	Delaware	100%
Rock Ohio Caesars, LLC[5]	Delaware	25%
Rock Gaming Cleveland Scranton Peninsula, LLC	Delaware	100%
Rock Ohio Caesars Cincinnati, LLC	Delaware	100%
Rock Ohio Caesars Chase, LLC	Delaware	100%
Rock Ohio Caesars Hotel, LLC	Delaware	100%
Rock Ohio Caesars Cleveland, LLC	Delaware	100%
NAL Ohio Holdings, LLC	Michigan	100%
USA Parking Systems Prospect, LLC	Ohio	100%
2115-2121 Ontario Building, LLC	Ohio	100%
Horseshoe Cleveland Management, LLC	Delaware	100%
Horseshoe Cincinnati Management, LLC	Delaware	100%

Horseshoe Ohio Development, LLC	Delaware	100%
Caesars Trex, Inc.	Delaware	100%
Chester Facility Holding Company, LLC	Delaware	100%
Christian County Land Acquisition Company, LLC	Delaware	100%
Corner Investment Company, LLC	Nevada	100%
DCH Exchange, LLC	Nevada	100%
DCH Lender, LLC	Nevada	100%
Dusty Corporation	Nevada	100%
Turfway Park, LLC[6]	Delaware	50%
East Beach Development Corporation	Mississippi	100%
Harrah’s Alabama Corporation	Nevada	100%
Harrah’s Arizona Corporation	Nevada	100%
H-BAY, LLC	Nevada	100%
Harrah’s Bossier City Management Company, LLC	Nevada	100%
HCAL, LLC	Nevada	100%

[2]	50% Flamingo Las Vegas Operating Company, LLC; [50% non-affiliate]
[3]

Caesars Entertainment Corporation owns 100% of the common stock and a portion of the preferred stock of HIE Holdings, Inc. HIE Holdings Topco, Inc. owns the balance of the preferred stock of HIE Holdings, Inc.

[4]	3.6% third parties
[5]	25% Caesars Ohio Investment, LLC; 75% non-affiliate
[6]	50% Dusty Corporation, [50% non-affiliate]

Name	Jurisdiction of Incorporation	Percentage of Ownership
Harrah’s Chester Downs Investment Company, LLC	Delaware	100%
Chester Downs and Marina LLC[7]	Pennsylvania	95%
Harrah’s Chester Downs Management Company, LLC	Nevada	100%
Harrah’s Illinois Corporation	Nevada	100%
Des Plaines Development Limited Partnership[8]	Delaware	80%
Harrah’s Imperial Palace Corp.	Nevada	100%
Harrah’s Interactive Investment Company	Nevada	100%
Harrah’s Investments, Inc.	Nevada	100%
Harrah’s Kansas Casino Corporation	Nevada	100%
Caesars License Company, LLC	Nevada	100%
Harrah’s Management Company	Nevada	100%
Caesars Marketing Services Corporation	Nevada	100%
Caesars Canada Marketing Services Corporation	Canada	100%
Harrah’s Maryland Heights LLC[9]	Delaware	54.45%
Harrah’s Maryland Heights Operating Company	Nevada	100%
Harrah’s MH Project, LLC	Delaware	100%
Harrah’s NC Casino Company, LLC[10]	North Carolina	99%
Harrah’s New Orleans Management Company	Nevada	100%
Harrah’s North Kansas City LLC	Missouri	100%
Thistledown Racetrack, LLC	Delaware	100%
Thistledown License Co., LLC	Delaware	100%
Harrah’s Operating Company Memphis, LLC	Delaware	100%
Harrah’s Operating Escrow LLC	Delaware	100%
Harrah’s Escrow Corporation	Delaware	100%
Harrah’s Pittsburgh Management Company	Nevada	100%
Harrah’s Reno Holding Company, Inc.	Nevada	100%
Harrah’s Shreveport/Bossier City Holding Company, LLC	Delaware	100%
Harrah’s Shreveport Management Company, LLC	Nevada	100%
Harrah’s Shreveport Investment Company, LLC	Nevada	100%
Harrah’s Shreveport/Bossier City Investment Company, LLC[11]	Delaware	84.3%
Harrah’s Bossier City Investment Company, LLC	Louisiana	100%
Harrah’s Southwest Michigan Casino Corporation	Nevada	100%
Harrah’s Sumner Investment Company, LLC	Delaware	100%
Harrah’s Sumner Management Company, LLC	Delaware	100%
Harrah’s Travel, Inc.	Nevada	100%
Harrah’s Tunica Corporation	Nevada	100%
Harrah’s Vicksburg Corporation	Nevada	100%
Harrah’s West Warwick Gaming Company, LLC	Delaware	100%
HHLV Management Company, LLC	Nevada	100%
Hole in the Wall, LLC	Nevada	100%
HTM Holding, Inc.	Nevada	100%
Harveys Tahoe Management Company, Inc.	Nevada	100%
Harrah South Shore Corporation	California	100%
Tahoe Garage Propco, LLC	Delaware	100%
JCC Holding Company II LLC	Delaware	100%
Jazz Casino Company, LLC	Louisiana	100%
JCC Fulton Development, LLC	Louisiana	100%
Koval Holdings Company, LLC	Delaware	100%
Koval Investment Company, LLC	Nevada	100%

Las Vegas Golf Management, LLC	Nevada	100%
Nevada Marketing, LLC	Nevada	100%
PHW Investments, LLC	Delaware	100%
PHW Las Vegas, LLC	Nevada	100%
TSP Owner, LLC	Delaware	100%

[7]	5% non-affiliate
[8]	80% Harrah’s Illinois Corporation, [20% non-affiliate]
[9]	54.45% Caesars Entertainment Operating Company, Inc., .55% Harrah’s Maryland Heights Operating Company, 45% Players Maryland Heights Nevada, LLC
[10]	99% Caesars Entertainment Operating Company, Inc., 1% Harrah’s Management Company
[11]

84.3% Harrah’s Shreveport Investment Company, LLC, 9.8% Harrah’s Shreveport/Bossier City Holding Company, LLC, 0.9% Harrah’s Shreveport Management Company, LLC , 5% Harrah’s New Orleans Management Company

Name	Jurisdiction of Incorporation	Percentage of Ownership
PHW Manager, LLC	Nevada	100%
Reno Crossroads, LLC	Delaware	100%
Rio Development Company, Inc.	Nevada	100%
Roman Empire Development, LLC	Nevada	100%
TRB Flamingo, LLC	Nevada	100%
Trigger Real Estate Corporation	Nevada	100%
Winnick Parent, LLC	Delaware	100%
Winnick Holdings, LLC	Delaware	100%
Las Vegas Resort Development, Inc.	Nevada	100%
Players International, LLC	Nevada	100%
Players Development, Inc.	Nevada	100%
Players Holding, LLC	Nevada	100%
Players Bluegrass Downs, Inc.	Kentucky	100%
Players LC, LLC	Nevada	100%
Players Maryland Heights Nevada, LLC	Nevada	100%
Players Riverboat, LLC	Nevada	100%
Players Riverboat Management, LLC	Nevada	100%
Players Riverboat II, LLC[12]	Louisiana	1%
Southern Illinois Riverboat/Casino Cruises, Inc.	Illinois	100%
Players Resources, Inc.	Nevada	100%
Players Services, Inc.	New Jersey	100%
Harveys BR Management Company, Inc.	Nevada	100%
Harveys C.C. Management Company, Inc.	Nevada	100%
Harveys Iowa Management Company, Inc.	Nevada	100%
HBR Realty Company, Inc.	Nevada	100%
HCR Services Company, Inc.	Nevada	100%
Reno Projects, Inc.	Nevada	100%
Horseshoe Gaming Holding, LLC	Delaware	100%
Casino Computer Programming, Inc.	Indiana	100%
Horseshoe GP, LLC	Nevada	100%
Horseshoe Hammond, LLC	Indiana	100%
Horseshoe Shreveport, L.L.C.	Louisiana	100%
New Gaming Capital Partnership[13]	Nevada	99%
Horseshoe Entertainment[14]	Louisiana	91.92%
Robinson Property Group Corp.[15]	Mississippi	99%
Horseshoe PL GP, LLC	Delaware	100%
Horseshoe PL Acquisition Co., LLC	Delaware	100%
Harrah’s PL Lender, LLC	Delaware	100%
Horseshoe PL Development Company, LLC	Delaware	100%
Horseshoe PL LP, LLC	Delaware	100%
Horseshoe PL Management Company, LLC	Delaware	100%
Bally’s Midwest Casino, Inc.	Delaware	100%
Bally’s Operator, Inc.	Delaware	100%
Bally’s Tunica, Inc.	Mississippi	100%
Bally’s Olympia Limited Partnership[16]	Delaware	88%
Bally’s Park Place, Inc.	New Jersey	100%
Atlantic City Country Club I, LLC	New Jersey	100%
GNOC, Corp.	New Jersey	100%
Benco, Inc.	Nevada	100%

Caesars Entertainment Akwesasne Consulting Corporation	Nevada	100%
Caesars Entertainment Canada Holding, Inc.	Nevada	100%
Park Place Entertainment Scotia Finance Limited Partnership[17]	New Brunswick	1%

[12]	1% Players Riverboat Management, LLC, 99% Players Riverboat, LLC
[13]	99% Horseshoe Gaming Holding, LLC; 1% Horseshoe GP, LLC
[14]	91.92% New Gaming Capital Partnership; 8.08% Horseshoe Gaming Holding, LLC
[15]	99% Horseshoe Gaming Holding, LLC; 1% Horseshoe GP, LLC
[16]	88% Bally’s Tunica, Inc., 11% Bally’s Midwest Casino, Inc., 1% Bally’s Operator, Inc.
[17]	1% Caesars Entertainment Canada Holding, Inc., 99% Caesars Entertainment Operating Company, Inc.

Name	Jurisdiction of Incorporation	Percentage of Ownership
Caesars Entertainment Finance Corp.	Nevada	100%
Park Place Finance, ULC	Nova Scotia	100%
Caesars Entertainment Development, LLC	Nevada	100%
Caesars Entertainment - Golf, Inc.	Nevada	100%
Caesars Entertainment Retail, Inc.	Nevada	100%
Caesars World, Inc.	Florida	100%
Windsor Casino Supplies Limited[18]	Canada	50%
Caesars Entertainment Windsor Holding, Inc.	Canada	100%
Windsor Casino Limited[19]	Canada	50%
Caesars New Jersey, Inc.	New Jersey	100%
Boardwalk Regency Corporation	New Jersey	100%
Atlantic City Express Service, LLC[20]	New Jersey	33.33%
Martial Development Corporation	New Jersey	100%
Caesars Palace Corporation	Delaware	100%
Caesars Palace Realty Corporation	Nevada	100%
Octavius Linq Holding Co., LLC	Delaware	100%
Caesars Linq, LLC	Delaware	100%
Caesars Octavius, LLC	Delaware	100%
Desert Palace, Inc.	Nevada	100%
Caesars Palace Sports Promotions, Inc.	Nevada	100%
California Clearing Corporation	California	100%
Caesars India Sponsor Company, LLC	Nevada	100%
Tele/Info, Inc.	Nevada	100%
Caesars United Kingdom, Inc.	Nevada	100%
Caesars Entertainment, (U.K.) Ltd.	United Kingdom	100%
Caesars World Marketing Corporation	New Jersey	100%
Caesars World International Corporation PTE, Ltd.	Singapore	100%
Caesars World International Far East Limited	Hong Kong	100%
Caesars World Marketing Company, Limited	Thailand	100%
Caesars World Merchandising, Inc.	Nevada	100%
Roman Entertainment Corporation of Indiana	Indiana	100%
Roman Holding Corporation of Indiana	Indiana	100%
Caesars Riverboat Casino, LLC[21]	Indiana	82%
CEI-Sullivan County Development Company	Nevada	100%
Consolidated Supplies, Services and Systems	Nevada	100%
Grand Casinos, Inc.	Minnesota	100%
BL Development Corp.	Minnesota	100%
GCA Acquisition Subsidiary, Inc.	Minnesota	100%
Grand Casinos of Biloxi, LLC	Minnesota	100%
Biloxi Village Walk Development, LLC	Delaware	100%
Village Walk Construction, LLC	Delaware	100%
Biloxi Hammond, LLC	Delaware	100%
Grand Casinos of Mississippi, LLC Gulfport	Mississippi	100%
Grand Media Buying, Inc.	Minnesota	100%
Parball Corporation	Nevada	100%
FHR Corporation	Nevada	100%
Flamingo-Laughlin, Inc.	Nevada	100%
LVH Corporation	Nevada	100%
Park Place Entertainment Scotia Limited	Canada	100%
Tunica Roadhouse Corporation	Delaware	100%
VLO Development Corporation	British Virgin Islands	100%
Macau Orient Investment Limited[22]	Macau	99%
Outoi Investments Company Limited[23]	Macau	20%

Caesars Golf Macau Limited[24]	Macau	2%
VFC Development Corporation	British Virgin Islands	100%
Showboat Holding, Inc.	Nevada	100%
Ocean Showboat, Inc.	New Jersey	100%
Showboat Atlantic City Operating Company, LLC	New Jersey	100%

[18]	50% Caesars World, Inc.; [50% non-affiliate]
[19]	50% Caesars Entertainment Windsor Holding, Inc.; [50% non-affiliate]
[20]	33.33% Boardwalk Regency Corporation; 33.33% Harrah’s Atlantic City Holding, Inc.; [33.33% non-affiliate]
[21]	82% Roman Holding Corporation of Indiana, 18% Caesars Entertainment Operating Company, Inc.
[22]	99% VLO Corporation; 1% VFC Corporation
[23]	80% Macau Orient Investment Limited; 20% VLO Corporation
[24]	63% Outoi Investments Corporation; 35% Macau Orient Investment Limited; 2% VLO Corporation

Name	Jurisdiction of Incorporation	Percentage of Ownership
Showboat Atlantic City Mezz 9, LLC	Delaware	100%
Showboat Atlantic City Mezz 8, LLC	Delaware	100%
Showboat Atlantic City Mezz 7, LLC	Delaware	100%
Showboat Atlantic City Mezz 6, LLC	Delaware	100%
Showboat Atlantic City Mezz 5, LLC	Delaware	100%
Showboat Atlantic City Mezz 4, LLC	Delaware	100%
Showboat Atlantic City Mezz 3, LLC	Delaware	100%
Showboat Atlantic City Mezz 2, LLC	Delaware	100%
Showboat Atlantic City Mezz 1, LLC	Delaware	100%
Showboat Atlantic City Propco, LLC	Delaware	100%
Harrah’s International Holding Company, Inc.	Delaware	100%
Harrah’s Entertainment Limited	England/Wales	100%
Harrah’s Activity Limited	England/Wales	100%
Harrah’s Online Poker Limited	Alderney	100%
Caesars Spain Holdings Limited	England/Wales	100%
Caesars Casino Castilla La Mancha S.A.[25]	Spain	60%
Caesars Hotel Castilla La Mancha S.L.	Spain	100%
B I Gaming Corporation	Nevada	100%
Baluma Holdings S.A.[26]	Bahamas	11.47%
Baluma S.A.[27]	Uruguay	0.11%
Baluma Cambio, S.A.	Uruguay	100%
Baluma Ltda.[28]	Brazil	99.99978%
HEI Holding Company One, Inc.	Nevada	100%
Caesars Bahamas Management Corporation[29]	Bahamas	50%
HEI Holding Company Two, Inc.	Nevada	100%
Harrah’s International C.V.[30]	The Netherlands	99%
HEI Holding C.V.[31]	The Netherlands	99%
Harrah’s (Barbados) SRL	Barbados	100%
HET International 1 B.V.	The Netherlands	100%
HET International 2 B.V.	The Netherlands	100%
Caesars Bahamas Investment Corporation	Bahamas	100%
Caesars Asia Limited	Hong Kong	100%
Dagger Holdings Limited	England/Wales	100%
London Clubs International Limited	England/Wales	100%

[25]	60% Harrah’s Entertainment Limited.; [40% non-affiliate]
[26]	11.47% B I Gaming Corporation; 83.934% Harrah’s International Holding Company, Inc.; [4.6% Third Parties]
[27]	0.11% B I Gaming Corporation; 99.89% Baluma Holdings S.A.
[28]	99.88878% Baluma S.A.; 0.00022 Baluma Holdings S.A.
[29]	50% HEI Holding Company One, Inc.; 50% Caesars Entertainment Operating Company, Inc.
[30]	99% HEI Holding Company Two, Inc.; 1% HEI Holding Company One, Inc.
[31]	99% Harrah’s International C.V.; 1% HEI Holding Company One, Inc.

Name	Jurisdiction of Incorporation	Percentage of Ownership
London Clubs Structure Described Below
London Clubs International Limited	England/Wales	100%
London Clubs Holdings Limited	England/Wales	100%
LCI (Overseas) Investments Pty Ltd.	South Africa	100%
Emerald Safari Resort (Pty) Limited[32]	South Africa	70%
London Clubs Management Limited	England/Wales	100%
London Clubs Poker Room Limited	England/Wales	100%
London Clubs Manchester Limited	England/Wales	100%
London Clubs Nottingham Limited	England/Wales	100%
Burlington Street Services Limited	England/Wales	100%
Golden Nugget Club Limited	England/Wales	100%
London Clubs Southend Limited	England/Wales	100%
R Club (London) Limited	England/Wales	100%
Playboy Club London Limited	England/Wales	100%
The Sportsman Club Limited	England/Wales	100%
London Clubs Glasgow Limited	Scotland	100%
London Clubs LSQ Limited	England/Wales	100%
London Clubs Leeds Limited	England/Wales	100%
London Clubs Brighton Limited	England/Wales	100%
Corby Leisure Retail Development Limited	England/Wales	100%
London Clubs (Overseas) Limited	England/Wales	100%
London Clubs (Bahamas) Limited	Bahamas	100%
Inter Casino Management (Egypt) Limited	Isle of Man	100%
London Clubs (Europe) Limited	England/Wales	100%
Brussels Casino S.A.	Belgium	100%
LCI plc	England/Wales	100%
London Clubs Limited	England/Wales	100%
Casanova Limited	England/Wales	100%
R Casino Limited	England/Wales	100%
London Clubs Trustee Limited	England/Wales	100%
Culembourg Metropole Casino (Pty) Limited	South Africa	100%

[32]	30% non-affiliate